Exhibit 10.59

AMENDMENT No. 3 to AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT
This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 25th day of February, 2019, by and among WRIGHT MEDICAL GROUP N.V., a public limited liability company organized and existing under the laws of the Netherlands with its corporate seat (statutaire zetel) in Amsterdam and registered with the Dutch trade register under number 34250781, as a Guarantor (“Parent”), WRIGHT MEDICAL GROUP, INC., a Delaware corporation (“Wright”), each of the direct and indirect Subsidiaries of Parent set forth on the signature pages hereto (individually as a “Borrower”, and collectively with Wright, the “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, individually as a Lender, and as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders, Parent and Borrowers have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of May 7, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including by that certain Limited Consent and Amendment No. 1 to Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 24, 2018, that certain Limited Consent to Amended and Restated Credit, Security and Guaranty Agreement, dated as of November 16, 2018, and that certain Omnibus Limited Consent and Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement and Amendment No. 5 to Pledge Agreement, dated as of December 10, 2018, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Parent and the Borrowers have requested that Agent and the Lenders amend certain terms of the Existing Credit Agreement to, among other things, (i) increase the Revolving Loan Commitment amount by $25,000,000 (the “Revolving Loan Commitment Increase Amount”) to $175,000,000 and (ii) increase the Term Loan Tranche 2 Commitments by $15,000,000 to $35,000,000 and, on and subject to the conditions and terms set forth herein, Agent and the Lenders have agreed to so amend the Existing Credit Agreement as more fully set forth and subject to the terms and conditions herein.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders, Parent and Borrowers hereby agree as follows:

1.Defined Terms; Recitals. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto). The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement.

2.Amendments to the Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the satisfaction of the conditions set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the new defined terms in alphabetical order therein:

“Third Amendment” means that certain Amendment No. 3 to Amended and Restated Credit, Security and Guaranty Agreement, dated as of February 25, 2019, among Parent, the Borrowers, Agent and Lenders.
“Third Amendment Effective Date” means the date on which all of the conditions in Section 4 of the Third Amendment have been satisfied in accordance with the terms thereof.

(b)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Additional Tranche” as follows:

“Additional Tranche” means an additional amount of Revolving Loan Commitment equal to $75,000,000 (it being acknowledged that multiple Additional Tranches are permitted pursuant to Section 2.1(c) in minimum amounts of $1,000,000 each for a total of up to $75,000,000).
(c)The definition of “Revolving Loan Commitment Amount” in Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“For the avoidance of doubt, the aggregate Revolving Loan Commitment Amount of all Lenders on the Third Amendment Effective Date shall be $175,000,000 and if the Additional Tranche is fully activated by Borrowers pursuant to the terms of this Agreement such amount shall increase to $250,000,000.”
(d)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definitions of “Term Loan Commitments” and “Term Loan Tranche 2 Commitments” in their entirety, as follows:

“Term Loan Commitments” means the Term Loan Tranche 1 Commitments and the Term Loan Tranche 2 Commitments. For the avoidance of doubt, the aggregate Term Loan Commitments of all Lenders on the Third Amendment Effective Date is $55,000,000.

“Term Loan Tranche 2 Commitments” means the sum of each Lender’s Term Loan Tranche 2 Commitment Amount. For the avoidance of doubt, the aggregate Term Loan Tranche 2 Commitments of all Lenders on the Third Amendment Effective Date is $35,000,000.
(e)The “Commitment Annex” set forth on Annex A to the Existing Credit Agreement is deleted in its entirety and replaced with the “Commitment Annex” attached hereto as Exhibit A.

3.Representations and Warranties. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).

4.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its reasonable discretion:
(a)The Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, the Agent and the Lenders;

(b)all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c)both immediately before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or result therefrom;

(d)the Credit Parties shall have delivered to Agent duly executed amended and restated Notes in favor of each Lender, if so requested by such Lender, in the aggregate principal amount equal to such Lender’s Revolving Loan Commitment Amount;

(e)shall have received a certificate of the secretary of each Credit Party attaching the Organizational Documents of such Credit Party (if modified since the last delivery thereof to the Agent), good standing certificates of each US Borrower certified by the Secretary of State of the state(s) of organization of such Credit Party (as applicable) as of a recent date, and duly executed copies of the completed borrowing resolutions for the Credit Parties;

(f)Agent shall have a received an opinion of Ropes & Gray LLP, legal counsel to the Credit Parties, as to such customary matters as Agent may reasonably request;

(g)Agent shall have received payment in full of the Increase Origination Fee in accordance with Section 5 of this Agreement; and

(h)the Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as Agent may reasonably request.

5.Increase Origination Fee. Borrowers shall pay, or cause to be paid, to Agent, for the benefit of all Revolving Lenders committed to make Revolving Loans on the Third Amendment Effective Date, in accordance with their respective Pro Rata Shares, a fee (the “Increase Origination Fee”) in an amount equal to (i) the Revolving Loan Commitment Increase Amount, multiplied by (ii) one percent (1.00%), which fee is due and payable and non-refundable as of the Third Amendment Effective Date and, once paid, is non-refundable.

6.Costs and Fees. Parent and Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any related Financing Documents.

7.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a modification or waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.Reaffirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.

9.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement and Financing Documents. On and after the date hereof, (i) this Agreement shall constitute a “Financing Document” under and as defined in the Credit Agreement and the other Financing Documents and (ii) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement.

(b)Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8 (Governing Law; Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(d)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(e)Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(f)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g)Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST,
as Agent

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING IV TRUST,
as a Lender

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:    /s/ Maurice Amsellem___________
Name: Maurice Amsellem
Title: Authorized Signatory

MIDCAP FINANCIAL TRUST,
as a Lender

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: ___/s/ Maurice Amsellem___________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:
APOLLO INVESTMENT CORPORATION,
as a Lender

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner
By: /s/ Tanner Powell
Name: Tanner Powell
Title:  Authorized Signatory

BORROWERS:	BioMimetic Therapeutics Canada, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President
BioMimetic Therapeutics LLC, as a Borrower By: /s/ Lance A. Berry Name: Lance A. Berry Title: Treasurer
BioMimetic Therapeutics USA, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President
OrthoHelix Surgical Designs, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer

OrthoPro, L.L.C., as a Borrower By: /s/ Lance A. Berry Name: Lance A. Berry Title: President and Chief Financial Officer
Solana Surgical, LLC, as a Borrower By: Wright Medical Group, Inc., its sole member By: /s/ Lance A. Berry Name: Lance A. Berry Title: Executive Vice President, Chief Financial and Operations Officer
Tornier US Holdings, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
Tornier, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
Trooper Holdings Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
Wright Medical Capital, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury

Wright Medical Technology, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury
Wright Medical Group Intellectual Property, Inc., as a Borrower By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury
Wright Medical Group, Inc., as a Borrower By: /s/ Lance A. Berry Name: Lance A. Berry Title: Executive Vice President, Chief Financial and Operations Officer
Cartiva, Inc., as a Borrower By: /s/ Lance A. Berry Name: Lance A. Berry Title: President
GUARANTOR AND PARENT:	Wright Medical Group N.V. By: /s/ Lance A. Berry Name: Lance A. Berry Title: Executive Vice President, Chief Financial and Operations Officer

EXHIBIT A

Annex A to Credit Agreement (Commitment Annex)

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage	Term Loan Tranche 1 Commitment Amount	Term Loan Tranche 1 Commitment Percentage	Term Loan Tranche 2 Commitment Amount	Term Loan Tranche 2 Commitment Percentage
MidCap Funding IV Trust	$116,666,666.67	66.6667%	$13,333,333.33	66.6667%	$0	0%
Apollo Investment Corporation	$58,333,333.33	33.3333%	$6,666,666.67	33.3333%	$11,666,666.67	33.3333%
MidCap Financial Trust	$0	0%	$0	0%	$23,333,333.33	66.6667%

TOTALS	$175,000,000.00	100%	$20,000,000.00	100%	$35,000,000.00	100%